                                                                   EXHIBIT 10.14

                             SEPARATION AGREEMENT

     THIS SEPARATION AGREEMENT ("Separation Agreement"), is made and entered into as of December 8, 1999, by and between LOUIS FRIEDMAN, an individual residing in the State of Georgia ("Friedman"), and GRACE DEVELOPMENT, INC., a Colorado corporation (the "Company").

                                  WITNESSETH:

     WHEREAS, Friedman has been serving as a director and Chairman of the Board of Directors of the Company;

     WHEREAS, Friedman and the Company agree that Friedman's service as a director and Chairman of the Board of Directors of the Company should be ended; and

     WHEREAS, Friedman and the Company desire to resolve fully and finally all issues between them that arise or may arise out of the cessation of Friedman's service with the Company.

     NOW THEREFORE, in consideration of the premises and mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                                  AGREEMENT:

1.   Resignation.  Friedman and the Company agree that effective as of 5:00 p.m.
     -----------
Eastern Time on December 8, 1999 (the "Termination Date"), Friedman shall, and hereby does, voluntarily and permanently resign his positions as director and Chairman of the Board of Directors and member of any committee of, or for, the Company and each of its subsidiaries and affiliates. Concurrently herewith, Friedman is executing and delivering to the Company a letter of resignation in the form attached as Exhibit 1 hereto (the "Resignation Letter"). Each of the
                     ---------
Company's obligations under this Separation Agreement is subject to the execution and delivery to the Company by Friedman of this Separation Agreement and the Resignation Letter. This Separation Agreement shall be effective upon such execution and delivery by Friedman and execution of this Separation Agreement by the Company.

2.   Payments and Benefits.
     ---------------------

     (a) Consulting Fee. On January 3, 2000, the Company shall pay to OneUp Studios, LLC as a fee for certain consulting services previously rendered to the Company by Friedman cash in the amount of $20,000.

     (b) Stock Issuance. As further payment to Friedman in consideration of his resignation as a director and Chairman of the Board of Directors of the Company and his execution, delivery and performance of the terms of this Separation Agreement, the Company shall (i) issue to Friedman, no sooner than January 3, 2000 and not later than January 15, 2000,

650,000 shares of the common stock, no par value (the "Common Stock"), of the Company, and (ii) pay to Friedman, in four payments not to exceed $37,500 each on March 31, 2000, June 30, 2000 September 30, 2000 and December 31, 2000, cash in an amount necessary to defray Friedman's actual income tax liability incurred in connection with the issuance of the Common Stock, up to a maximum total payment of $150,000. In connection with the Company's issuance of the Common Stock, the Company further agrees to provide Friedman with an appraisal of such Common Stock.

     (c) No Other Payments or Benefits. Friedman acknowledges and agrees that, other than the payments described specifically in this Separation Agreement, Friedman shall not be entitled to receive on or after the Termination Date any other benefits, payments, bonuses, severance, termination benefits or compensation of any kind or for any reason, specifically including but not limited to any earned or unearned wages, bonuses, payments, benefits, commission payments, stock options (whether vested or unvested), stock or any other benefit, payment or compensation of any kind or from any source; provided,
                                                                 --------
however, that if, and as to the extent that Friedman and the Company contract
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for the provision of consulting services to the Company by Friedman, Friedman and the Company will agree with respect to appropriate compensation therefor (the "Future Consulting Fees").

3.   Investment.
     ----------

     (a) Friedman understands that no prospectus, offering circular or other offering statement containing information with respect to the Company and the Common Stock or with respect to the Company's business is being issued and has made his own inquiry and analysis with respect to the Company, the Common Stock, the Company's business and other material factors affecting his investment in the Company Stock.

     (b) The Common Stock was not offered to Friedman by means of publicly disseminated advertisements or sales literature, or as a part of a general solicitation, nor is he aware of any offers made to other persons by such means.

     (c) Friedman acknowledges that he has either been supplied with or has had access to information to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions and receive answers from knowledgeable individuals concerning the Company, its business and the Common Stock so that as a reasonable investor, he has been able to make an informed decision to receive the Common Stock hereunder. In determining to proceed with this investment, Friedman has relied solely on the results of his own independent investigation with respect to the Common Stock, the Company and upon the representations and statements of the Company set forth herein. Such representations and statements by the Company constitute the sole and exclusive representations, warranties, covenants and statements of the Company or any of its officers, directors, shareholders or other affiliates to Friedman in connection with this investment, and Friedman understands, acknowledges and agrees that all other representations, warranties,


                                                          /s/ L.F.
                                                          ----------------------
                                                          Initials
covenants and statements of any kind or nature, whether oral or contained in any writing other than this Separation Agreement are specifically disclaimed by the Company.

     (d) Friedman understands that the Common Stock (i) is not being registered (or, with respect to state securities or Blue Sky laws, otherwise qualified for sale) under the Securities Act of 1933, as amended (the "Act"), or under the securities or Blue Sky laws and regulations of any state including, without limitation, Section 10-5-5 of the Georgia Securities Act of 1973, in reliance upon exemptions from registration, (ii) will not be traded in any securities market, (iii) will not be readily marketable, and (iv) cannot be sold, transferred or otherwise disposed of unless subsequently registered under the Act and applicable state securities or Blue Sky laws or pursuant to an exemption from such registration which is available at the time of desired sale, and will bear a legend to that effect.

     (e) Friedman is taking the Common Stock for his own account and not with a view to resale or other distribution thereof inconsistent with or in violation of the federal securities laws or the securities or Blue Sky laws of any state. Friedman is taking the Common Stock for his own account and not for the account of any other person or entity. No other person or entity will have any interest, beneficial or otherwise, in the Common Stock except for Friedman. Friedman is not obligated to transfer the Common Stock or any portion thereof to any other person or entity nor does Friedman have any agreement or understanding to do so.

     (f) Friedman is aware that the Company will be under no obligation to register the Common Stock, or any portion thereof, or to comply with any exemption available for the offer or sale of the Common Stock, or any portion thereof, without registration.

     (g) Friedman acknowledges and agrees that he may not, directly or indirectly, sell, assign, pledge, give, subject to lien or security interest or otherwise dispose of or encumber (collectively, "Transfer") any of the Common Stock unless, prior to making any Transfer of any Common Stock (other than a Transfer to the Company), (i) he gives written notice to the Company describing the manner of such proposed disposition in reasonable detail and (ii) he delivers to the Company an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of applicable state securities laws, the Act or the securities law of any other jurisdiction.

     (h) Friedman confirms that he has been advised that he should rely on his own professional accounting, tax, legal and financial advisors with respect to an investment in the Company and the Common Stock, and obtain, to the extent Friedman deems necessary, such professional advice with respect to the risks inherent in an investment in the Common Stock and the suitability of an investment in the Common Stock in light of his financial condition and investment needs. Friedman further represents and warrants that he is an Accredited Investor as such term is defined in Regulation D under the Securities Act.

     (i) Friedman shall indemnify and hold harmless the Company, its officers, directors and employees and any of its professional advisors, from and against any and all loss, damage,

                                                          /s/ L. F.
                                                          ----------------------
                                                          Initials
liability or expense, including costs and reasonable attorneys' fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation Friedman has made herein, any breach of any of his representations or warranties made in this Section 3, or his failure to fulfill any of my covenants or agreements herein.

4.   No Derogatory Statements.
     ------------------------

     (a) Friedman further agrees that, as part of the consideration for this Separation Agreement, he will not, directly or indirectly, in any capacity or manner, take any action or cause any action to be taken which would be detrimental to the interests of the Company, its subsidiaries or affiliates and their respective officers, directors, agents and employees, including, without limitation, making, causing, encouraging or assisting to be made any statements, comments or remarks, whether oral, verbal, in writing or electronically transmitted, which might reasonably be considered to be derogatory, defamatory or critical of, or negative towards, or to malign, harm, defame, disparage or damage the reputation and good name of, the Company, its subsidiaries or affiliates, or their respective officers, directors, agents and employees.

     (b) The Company further agrees that, as part of the consideration for this Separation Agreement, it will not, directly or indirectly, in any capacity or manner, make, cause, encourage or assist to be made any statements, comments or remarks, whether oral, verbal, in writing or electronically transmitted, which might reasonably be considered to be derogatory, defamatory or critical of, or negative towards, or to malign, harm, defame, disparage or damage the reputation and good name of, Friedman.

5.   Nondisclosure.  Friedman represents, covenants and agrees that he will keep
     -------------
the terms and facts of this Separation Agreement, and negotiations and discussions related hereto, completely and strictly confidential, and that he will not, directly or indirectly, in any capacity or manner, discuss with, or disclose to, anyone, including, without limitation, reporters and analysts, any information concerning this Separation Agreement, the matters contemplated herein or matters related to Friedman's service with or departure or resignation from the Company, or any negotiations and discussions related hereto or thereto; provided, however, that Friedman may disclose information regarding this Separation Agreement in confidence to his spouse, accountant, tax advisor and legal counsel, after obtaining the agreement of any such person to also maintain the confidentiality of such information in accordance herewith, and provided further that if Friedman is compelled as a matter of law to disclose such information, Friedman will promptly notify the Company in order to permit the Company to seek a protective order or take other appropriate action with respect to such disclosure, and Friedman will cooperate in the Company's efforts to obtain such protective order or other reasonable assurance that confidential treatment will be accorded such information, and if such protective order is not obtained, Friedman may disclose to the party or authority compelling such disclosure such part of such information as is required by law to be disclosed. Friedman will immediately refer to Mr. James Blanchard and/or the Company's investor relations department (without further comments or response) all contacts, questions and requests for information, from analysts, reporters or otherwise, regarding the Company or Friedman's resignation, employment with or departure from the Company.


                                                          /s/ L.F.
                                                          ----------------------
                                                          Initials

Notwithstanding the foregoing, Friedman and the Company agree that a mutually agreeable press release announcing Friedman's resignation as a director and Chairman of the Board of Directors of the Company shall be issued by the Company as soon as practicable after the execution and delivery of this Separation Agreement.

6.   Mutual Releases.
     ---------------

     (a)  General Release of Claims.

          (i) As a material inducement to the Company to enter into this Separation Agreement, and in partial exchange for the consideration recited herein, Friedman hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and each of the Company's owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively, "Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever pertaining to Friedman's service with or resignation or separation from the Company, whether known or unknown, which Friedman now has, owns or holds, or claims to have, own or hold, or which Friedman at any time hereafter may have, own or hold, or claim to have, own or hold, against each or any of the Releasees (collectively, "Claims"), except for the duties and obligations expressly assumed by the Company in this Separation Agreement. Friedman acknowledges and agrees that he is releasing and giving up any right which he may have under any contract entered with the Company, and under any federal or state law or political subdivision thereof, including the Age Discrimination in Employment Act, which prohibits age discrimination in employment; Title VII of the Civil Rights Act of 1964, which prohibits discrimination in employment based on race, color, national origin, religion or sex; the Equal Pay Act, which prohibits paying men and women unequal pay for equal work; or any other federal, state or local laws or regulations prohibiting employment discrimination. Friedman also acknowledges and agrees that he is releasing and giving up any claims he has or may have had for wrongful discharge. Notwithstanding anything herein to the contrary, nothing herein shall in any way affect Friedman's right to receive Future Consulting Fees.

          (ii) As a material inducement to Friedman to enter into this Separation Agreement, and in partial exchange for the consideration recited herein, the Company hereby irrevocably and unconditionally releases, acquits and forever discharges Friedman and each of Friedman's successors, assigns, agents, representatives, attorneys, and all persons acting by, through, under or in concert with any of them (collectively, "Friedman Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever pertaining to services with or resignation or separation from the Company, whether known or


                                                          /s/ L.F.
                                                          ----------------------
                                                          Initials
unknown, which the Company now has, owns or holds, or claims to have, own or hold, or which the Company at any time hereafter may have, own or hold, or claim to have, own or hold, against each or any of the Friedman Releasees (collectively, "Company Claims"), except for the duties and obligations expressly assumed by Friedman in this Separation Agreement.

          (b)    No Breach.

          (i) Friedman agrees that the Company has not breached any oral or written employment or other agreement, contract or understanding, including, without limitation, the Employment Agreement, which exists or may have existed between Friedman and the Company with respect to any aspect of Friedman's service with, or separation or resignation of employment from, the Company or with respect to any other matter whatsoever as of the time of execution of this Separation Agreement. Friedman further agrees that the Company has not violated any law, statute, rule, regulation or ordinance of the United States or of any state or political subdivision thereof, including, without limitation, the Age Discrimination in Employment Act, with respect to any aspect of Friedman's service with, or separation or resignation of employment from, the Company or with respect to any other matter whatsoever as of the time of execution of this Separation Agreement.

          (ii) The Company agrees that Friedman has not breached any oral or written employment or other agreement, contract or understanding, including, without limitation, the Employment Agreement, which exists or may have existed between Friedman and the Company with respect to any aspect of Friedman's service with, or separation or resignation of employment from, the Company or with respect to any other matter whatsoever as of the time of execution of this Separation Agreement. The Company further agrees that Friedman has not violated any law, statute, rule, regulation or ordinance of the United States or of any state or political subdivision thereof, including, without limitation, the Age Discrimination in Employment Act, with respect to any aspect of Friedman's service with, or separation or resignation of employment from, the Company or with respect to any other matter whatsoever as of the time of execution of this Separation Agreement.

          (c)    No Complaints or Charges Filed.

          (i) Friedman represents that he has not filed any complaints or charges against the Company or its subsidiaries or affiliates with any local, state or federal agency or court related to Friedman's service with or separation or resignation from the Company, that Friedman will not do so at any time hereafter, relating to any action or events that predate the date hereof, and that if any such agency or court assumes jurisdiction of any such complaint or charge against the Company or its subsidiaries or affiliates on behalf of Friedman, Friedman will request such agency or court to withdraw from the matter.

          (ii) The Company represents that it has not filed any complaints or charges against Friedman with any local, state or federal agency or court related to Friedman's service with or separation or resignation from the Company, that the Company will not do so at any time


                                                          /s/ L. F.
                                                          ----------------------
                                                          Initials
hereafter, relating to any action or events that predate the date hereof, and that if any such agency or court assumes jurisdiction of any such complaint or charge against Friedman on behalf of the Company, the Company will request such agency or court to withdraw from the matter.

          (d)    Acknowledgement of Waiver of All Claims.

          (i) Friedman expressly acknowledges that this Separation Agreement is intended to include in its effect, without limitation, all Claims which Friedman does not know or suspect to exist in Friedman's favor at the time of execution hereof, and that this Separation Agreement contemplates the extinguishment of any such Claim or Claims, as they may pertain to Friedman's service with or separation or resignation from the Company.

          (ii) The Company expressly acknowledges that this Separation
Agreement is intended to include in its effect, without limitation, all Company Claims which the Company does not know or suspect to exist in the Company's favor at the time of execution hereof, and that this Separation Agreement contemplates the extinguishment of any such Company Claim or Claims, as they may pertain to Friedman's service with or separation or resignation from the Company.

          (e) No Admission. This Separation Agreement shall not in any way be construed as an admission by either party of any wrongful conduct whatsoever against any person or party, and both parties specifically disclaim any liability to or wrongful conduct against any other person or party. It is acknowledged by each party that this Separation Agreement is mutually sought and for the benefit of each to resolve all disputed claims and controversies.

7.   Confidentiality.  In partial exchange for the consideration recited herein,
     ---------------
Friedman hereby convenants and agrees as follows:

     (a) Friedman shall not disclose to any person or entity or use, at any time, any information not in the public domain or generally known in the industry, in any form, acquired by Friedman while employed by the Company or any predecessor to the Company's business, and relating to the Company, its subsidiaries or affiliates, including but not limited to information regarding customers, vendors, suppliers, trade secrets, training programs, manuals or materials, technical information, contracts, systems, procedures, mailing lists, know-how, trade names, improvements, price lists, financial or other data (including the revenues, costs or profits associated with any of the Company's services), business plans, code books, invoices and other financial statements, computer programs, software systems, databases, discs and printouts, plans (business, technical or otherwise), customer and industry lists, correspondence, internal reports, personnel files, sales and advertising material, telephone numbers, names, addresses or any other compilation of information, written or unwritten, which is or was used in the business of the Company or any subsidiaries or affiliates thereof. Friedman agrees and acknowledges that all of such information, in any form, and copies and extracts thereof, are and shall remain the sole and exclusive property of the Company. On or before the Termination Date, Friedman shall return to the Company the originals and all copies of any such information provided to or acquired by Friedman in connection with the

                                                          /s/ L. F.
                                                          ----------------------
                                                          Initials
performance of his duties for the Company, and shall return to the Company all files, correspondence and/or other communications received, maintained and/or originated by Friedman during the course of his employment.

     (b) The parties have entered into this Separation Agreement in good faith and for the reasons set forth in the recitals hereto and assume that this
Section is legally binding. If for any reason, this Section is not binding because of its term, then the parties agree that this Section shall be deemed effective for the longest period of time as may be legally enforceable. The parties hereto agree that: (i) the covenants and agreements of Friedman contained in this Section are reasonably necessary to protect the interests of the Company, (ii) the period of restriction contained in this Section is fair and reasonable and is not greater than is necessary for the protection of the Company in light of the substantial harm that the Company will suffer should Friedman breach any of the provisions of said covenants or agreements; (iii) the covenants and agreements of Friedman contained in this Section are material inducements for the Company to enter into this Separation Agreement; (iv) the nature, kind and character of the activities Friedman is prohibited to engage in are reasonable and necessary to protect the Company and (v) the Company's and its subsidiaries' business is international in scope, and the Company and its subsidiaries compete with other businesses that are or could be located throughout North America. Friedman hereby represents and warrants to the Company that, by reason of the abilities and experience of Friedman, the enforcement of the covenants and agreements set forth in this Section will not prevent Friedman from obtaining other suitable employment or earning a livelihood in his profession.

     (c) Friedman acknowledges that the rights and privileges granted to the Company in this Section are of special and unique character, which gives them a peculiar value, the loss of which may not be reasonably or adequately compensated for by damages in an action of law, and that a breach thereof by Friedman of this Section will cause the Company great and irreparable injury and damage. Accordingly, Friedman hereby agrees that the Company shall be entitled to remedies of injunction, specific performance or other equitable relief to prevent a breach of this Section by Friedman, without any requirement on the part of the Company to prove actual damages or to post or secure any bond (which requirements are hereby waived). This provision shall not be construed as a waiver of, and shall be in addition to, any other rights or remedies the Company may have for damages or otherwise.

8.   Voluntary Agreement.  Friedman represents and agrees that he has thoroughly
     -------------------
considered all aspects of this Separation Agreement and that he has been advised by the Company that he should discuss any and all aspects of this matter with an attorney chosen by Friedman, that Friedman has carefully read and fully understands all of the provisions of this Separation Agreement and that Friedman is voluntarily entering into this Separation Agreement of his own free will, without coercion, and in exchange for the consideration recited herein.
Friedman further understands that the Company is relying on this and all other representations he has made herein.


                                                          /s/ L. F.
                                                          ----------------------
                                                          Initials

9.   Indemnification.
     ---------------

     (a) As a further material inducement to the Company to enter into this Separation Agreement, Friedman hereby agrees to indemnify and hold the Company harmless from and against all loss, cost, damage or expense, including, without limitation, attorneys' fees, incurred by the Company, arising out of (i) any breach or alleged breach of this Separation Agreement by Friedman, or (ii) Friedman's service with the Company.

     (b) As a further material inducement to Friedman to enter into this Separation Agreement, the Company hereby agrees to indemnify and hold Friedman harmless from and against all loss, cost, damage or expense, including, without limitation, attorneys' fees, incurred by Friedman, arising out of (i) any breach or alleged breach of this Separation Agreement by the Company, or (ii) Friedman's service with the Company.

10.  No Other Representations.  Friedman represents and acknowledges that in
     ------------------------
executing this Separation Agreement, Friedman does not rely and has not relied upon any representation or statements made by the Company or the Releasees or by any of the Company's or Releasees' agents, representatives or attorneys with regard to the subject matter, basis or effect of this Separation Agreement or otherwise, except as set out herein.

11.  Successors.  This Separation Agreement shall be binding upon Friedman and
     ----------
the Company and upon their respective heirs, administrators, representatives, executors, successors and assigns, and shall enure to the benefit of Friedman, the Company and the Releasees and Friedman Releasees and each of them, and to their respective heirs, administrators, representatives, executors, successors and assigns. This Separation Agreement is personal to Friedman, and Friedman may not assign or transfer any interests in, or rights or benefits under, this Separation Agreement.

12.  Review; Revocation.
     ------------------

     (a) Pursuant to the Older Workers Benefit Protection Act of 1990, Friedman understands and acknowledges that he has been given a period of twenty-one (21) days to review and consider this Separation Agreement before signing it. Friedman understands that he may use as much of this twenty-one (21)-day period as he wishes prior to signing.

     (b) Friedman may revoke this Separation Agreement within seven (7) days after Friedman's signing it, as evidenced by the date set forth on the signature page hereof. revocation can be made by delivering a written notice of revocation to Mr. James Blanchard, 1690 Chantilly Drive, Atlanta, Georgia
30324. For such revocation to be effective, written notice must be received by Mr. Blanchard no later than 5:00 p.m. Eastern Time on the seventh (7th) day after Friedman signs this Separation Agreement, as evidenced by the date set forth on the signature page hereof. If Friedman revokes this Separation Agreement, it shall not be effective or enforceable and Friedman will not receive the benefits, payment or rights described herein and shall immediately return or repay to the Company in full any benefits, payments or property described herein that he may already have received.


                                                            /s/ L.F.
                                                          ----------------------
                                                          Initials

13.  Notices.  Any notice required or permitted to be given under this
     -------
Separation Agreement shall be sufficient if in writing and if delivered by hand or by certified or registered mail or by a nationally recognized overnight delivery service, postage or other charges pre-paid, and addressed to: Louis Friedman, at the address set forth in the Company's records (if such notice is addressed to Friedman), or to Mr. James Blanchard, 1690 Chantilly Drive, Atlanta, Georgia 30324 (if such notice is addressed to the Company), or such other address as may be designated by a party hereto in written notice to the other party hereto. Such notice shall be deemed to have been given or made on the date of delivery, if delivered by hand, or on the next following date if sent by mail or overnight delivery service.

14.  Default.  In the event of a default or breach by Friedman of this
     -------
Separation Agreement, then the payments, conveyances and benefits to or for the benefit of Friedman under Section 2 hereof, shall thereupon cease and be terminated (and this Separation Agreement shall otherwise remain in full force and effect). In addition, the Company shall have the right to pursue (i) such legal remedies as may be available to it to recover from Friedman any damages suffered by the Company, including attorneys' fees, as a result of such default or breach, and (ii) any equitable remedy or action, including injunctive relief, as may be appropriate under the circumstances to protect the Company against or from such default or breach, or continuation thereof.

15.  Choice of Law; Attorneys' Fees.   This Separation Agreement is made and
     ------------------------------
entered into in the State of Georgia and shall, in all respects, be interpreted, enforced and governed under the laws of said State, without regard for the principles of conflicts of laws thereof. Any action or proceedings brought by a party seeking to enforce any provisions of, or based upon any right arising out of, this Separation Agreement may be brought against any of the parties hereto in the courts of the State of Georgia or, if it has or can acquire jurisdiction, in a United States District Court for the State of Georgia, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. If legal action is commenced by either party to enforce or defend its rights under this Separation Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees in addition to any other relief granted.

16.  Miscellaneous.  The language of all parts of this Separation Agreement
     -------------
shall, in all cases, be construed as a whole, according to its plain meaning, and not strictly for or against any of the parties, and rules of interpretation or construction of contracts that would construe any ambiguity against the draftsman shall not apply. Should any provision of this Separation Agreement be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be part of this Separation Agreement. As used in this Separation Agreement, the singular or plural number shall be deemed to include the other whenever the context so indicates or requires. This Separation Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original but each of which, when so executed, shall constitute but one and the same instrument. This Separation Agreement sets forth the entire agreement between the parties hereto and fully supersedes any and all prior

                                                          /s/ L. F.
                                                          ----------------------
                                                          Initials
agreements or understandings between the parties hereto pertaining to the subject matter hereof. This Separation Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. The section and paragraph headings contained in this Separation Agreement are for convenience of reference, and shall not limit or control, or be used to construe, the meaning of any provision herein. Any delay or omission by any party hereto in exercising any right hereunder shall not operate as a waiver of such right.

PLEASE READ CAREFULLY. THIS SEPARATION AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

     WHEREFORE, to signify their agreement to the terms of this Separation Agreement, which consists of 11 typewritten pages, not including exhibits hereto, each of the parties hereto have executed this Separation Agreement on the date set forth immediately above such party's signature which appears below.

     EXECUTED this 8th day of December, 1999.



                                                  /s/ Louis Friedman
                                                  ------------------------------
                                                  Louis Friedman

Notary: /s/ Glenda Abbott
       ---------------------------------

My Commission Expires: /s/ GLENDA ABBOTT
                      ------------------
NOTARY PUBLIC GUINNETT COUNTY GEORGIA
MY COMMISSION EXPIRES AUGUST 03 2001

     EXECUTED this 8th day of December, 1999.


                                             GRACE DEVELOPMENT, INC.



                                        By: /s/ James M. Blanchard
                                           -------------------------------
                                        Name:  James M. Blanchard
                                        Title: President

Notary: /s/ Glenda Abbott
       ---------------------------------

My Commission Expires: /s/ GLENDA ABBOTT
                      ------------------
NOTARY PUBLIC GUINNETT COUNTY GEORGIA
MY COMMISSION EXPIRES AUGUST 03 2001


                                                          /s/ L.F.
                                                          ----------------------
                                             [SEAL]       Initials

                                   EXHIBIT 1

                                  Resignation
                                  -----------


                                                            /s/ L.F.
                                                          ----------------------
                                                          Initials

                                  Resignation
                                  -----------


The Board of Directors
Grace Development, Inc.
1690 Chantilly Drive
Atlanta, Georgia  30324

Gentlemen:

     The undersigned, Louis Friedman, hereby resigns from any and all positions held by the undersigned as a director, Chairman of the Board of Directors and member of any committee of Grace Development, Inc., a Colorado corporation (the "Company"), and each of the subsidiaries and affiliates of the Company, such resignation to be effective as of 5:00 p.m. Eastern Time on December 8, 1999.

     EXECUTED and dated as of this 8th day of December, 1999.


                                    /s/ Louis Friedman
                                    -------------------------------
                                    Louis Friedman

                                                          /s/ L.F.
                                                          ----------------------
                                                          Initials